授权委托书
Power of Attorney

本公司，河南盛润置业有限公司，系拥有郑州四棉置业有限公司（“四棉置业”）100%的股权的股东，就其持有的51%四棉置业股权（“本公司股权”），特此不可撤销地授权平顶山平临高速公路有限责任公司（“WFOE”）在本授权委托书的有效期内行使如下权利：
We, Henan Shengrun Real Estate Co., Ltd., and a holder of 100% of the entire registered capital in Zhengzhou Simian Real Estate Co., Ltd. ("Simian Real Estate"), hereby irrevocably authorize Pingdingshan Pinglin Expressway Co., Ltd. ("WFOE") to exercise the following rights relating to 51% of equity interest in Simian Real Estate (“Our Shareholding”) during the term of this Power of Attorney:

 授权WFOE作为本公司唯一的排他的代理人就有关本公司股权的事宜全权代表本公司行使包括但不限于如下的权利：1）参加四棉置业的股东会；2）行使按照法律和四棉置业章程规定本公司就本公司股权所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本公司股权的全部或任何一部分；以及3）作为本公司的授权代表行使本公司股权享有的指定和任命四棉置业的法定代表人、董事、监事、总经理以及其他高级管理人员等。
WFOE is hereby authorized to act on behalf of ourselves as our exclusive agent and attorney with respect to all matters concerning Our Shareholding, including without limitation to: 1) attend shareholders' meetings of Simian Real Estate; 2) exercise all the shareholder's rights and shareholder's voting rights we are entitled to in connection with Our Shareholding under the laws of China and Simian Real Estate’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of Our Shareholding in part or in whole; and 3) designate and appoint on behalf of ourselves the legal representative, the director, supervisor, the chief executive officer and other senior management members of Simian Real Estate that we are entitled to in connection with Our Shareholding.

WFOE将有权在授权范围内代表本公司签署独家购买权合同（本公司应要求作为合同方）中约定的转让合同，如期履行本公司作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同，该权利的行使将不对本授权形成任何限制。
Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which we are required to be a party, on behalf of ourselves, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which we are a party.

秘密文件 Strictly Confidential

WFOE就本公司股权的一切行为均视为本公司的行为，签署的一切文件均视为本公司签署，本公司会予以承认。
All the actions associated with Our Shareholding conducted by WFOE shall be deemed as our own actions, and all the documents related to Our Shareholding executed by WFOE shall be deemed to be executed by us.  We hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本公司或获得本公司的同意。
WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent.

在本公司持有本公司股权期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。
This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as we hold Our Shareholding.

本授权委托书期间，本公司特此放弃已经通过本授权委托书授权给WFOE的与本公司股权有关的所有权利，不再自行行使该等权利。
During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by ourselves.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。
This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

河南盛润置业有限公司
Henan Shengrun Real Estate Co., Ltd.

签署：
By:	/s/ Shu Pujuan

2011年10月10日
October 10, 2011

见证人
Witness:	/s/ Wang Feng

姓名：
Name:	Wang Feng

2011年10月10日
October 10, 2011

秘密文件 Strictly Confidential